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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  July 15, 1999
                                                          -------------

                         CYPRUS AMAX MINERALS COMPANY
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            (Exact name of registrant as specified in its charter)

              Delaware                1-10040             36-2684040
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      (State or other juris-          (Commission    I.R.S. Employer
      diction of incorporation)       File Number)   (Identification No.)

9100 East Mineral Circle,  Englewood, CO                                 80112
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(Address of principal executive offices)                            (Zip Code)


                                 (303) 643-5000
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              (Registrant's telephone number, including area code)

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Item 5.  Other Events
---------------------

On July 15, 1999 Cyprus Amax Minerals Company ("Cyprus Amax") and ASARCO Incorporated ("Asarco") announced an agreement for the combination of the two companies in a merger-of-equals transaction. Attached is the joint press release describing the proposed transaction. Cyprus Amax has also amended the shareholder rights plan set forth in the Rights Agreement dated as of February 28, 1999, to permit Cyprus Amax and Asarco to enter into the merger agreement and to consummate the transaction contemplated therein without causing the rights under the plan to become exercisable.

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Item 7.  Financial Statements and Exhibits
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(c)  Exhibits
     --------

     Exhibit
     Number                             Document
     ------                             --------

     4 Amendment No. 1 to the Rights Agreement, dated as of July 15, 1999 between Cyprus Amax Minerals Company and The Bank of New York, as Rights Agent, incorporated by reference to Exhibit 2 on Form 8-A/A, filed on July 20, 1999.

     99 Press Release, dated July 15, 1999, issued jointly by Cyprus Amax Minerals Company and ASARCO Incorporated.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 21, 1999                 CYPRUS AMAX MINERALS COMPANY

                                     By:  /s/ John Taraba
                                          ---------------------------
                                     Name:    John Taraba
                                              Vice President and
                                              Controller (Principal
                                              Accounting Officer)

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(c)  Exhibits
     --------

     Exhibit
     Number                             Document
     ------                             --------

     4 Amendment No. 1 to the Rights Agreement, dated as of July 15, 1999 between Cyprus Amax Minerals Company and The Bank of New York, as Rights Agent, incorporated by reference to Exhibit 2 on Form 8-A/A, filed on July 20, 1999.

     99 Press Release, dated July 15, 1999, issued jointly by Cyprus Amax Minerals Company and ASARCO Incorporated.